Financial instruments	11 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Financial instruments
Financial instruments

		December 31, 2019	January 31, 2019
			(Adjusted*)
	Note	£000	£000
Financial assets at amortized cost
Trade and other receivables(1)	17	1,315	5,447
Cash and cash equivalents		48,417	26,858
		49,732	32,305
Financial liabilities measured at amortized cost
Trade and other payables	18	8,020	8,733
		8,020	8,733
Financial liabilities measured at fair value through profit and loss
Contingent consideration	20	80	629

(1)	Prepayments and accrued income have been excluded as they are not considered to be a financial instrument.
* See Note 3 - ‘Changes to accounting policies - Adoption of IFRS 16 'Leases'.’
The Group’s activities expose it to a variety of financial risks: foreign currency risk; interest rate risk; credit risk; and liquidity risk.
The Group’s principal financial instrument comprises cash and cash equivalents, and this is used to finance the Group’s operations. Other financial instruments include trade and other receivables and trade and other payables that arise directly from its operations. The category of other receivables all mature within one year.
The Group has compared fair value to book value for each class of financial asset and liability and no differences were identified. The Group has a policy, which has been consistently followed, of not trading in financial instruments.
Fair value estimation
For the contingent consideration, the Group has compared fair market value to book value. The contingent consideration is considered a level 3 financial instrument as it is not based on observable market data, given it was based on the share purchase agreement. The movement on this was a £549K decrease for the eleven month period ended December 31, 2019 which related to payments made as detailed in Note 20.
Foreign currency risk
Foreign currency risk refers to the risk that the value of a financial commitment or recognized asset or liability will fluctuate due to changes in foreign currency rates. The Group’s net income and financial position, as expressed in pounds sterling, are exposed to movements in foreign exchange rates against the U.S. Dollar and the euro. The main trading currencies of the Group are pounds sterling, the U.S. Dollar, and the euro. The Group is exposed to foreign currency risk as a result of trading transactions, including the receipt of potential payments related to the Group’s agreements with Eurofarma, BARDA and CARB-X, capital raises in the U.S. and the translation of foreign bank accounts.
The exposure to foreign exchange is monitored by the Group’s finance function. Exposures are generally managed through natural hedging via the currency denomination of cash balances and any realized impact currently is not material to the Group.

	December 31, 2019	January 31, 2019
	£000	£000
Cash at bank and in hand
Pounds Sterling	4,162	3,363
Euro	4	—
U.S. Dollar	44,251	23,495
	48,417	26,858

22. Financial instruments (continued)

Sensitivity Analysis

A reasonably possible strengthening or weakening of the U.S. dollar against pounds sterling as of December 31, 2019, and January 31, 2019, would have affected the measurement of the financial instruments denominated in a foreign currency.
The following table shows how a movement in a currency would give rise to a profit or (loss) and a corresponding entry in equity.

	Profit or loss and equity
	Strengthening	Weakening
	£000	£000
December 31, 2019
USD (5%)	(2,107)	2,329
January 31, 2019
USD (5%)	(1,119)	1,237

Interest rate risk
One of the risks arising from the Group’s financial instruments is interest rate risk. The Group holds no derivative instruments to manage interest rate risk; instead the Group placed deposits surplus to short-term working capital requirements with a variety of reputable U.K.-based and U.S.-based banks and building societies. There were no amounts on short term deposits at the year end. These balances are placed at fixed rates of deposit with maturities between one month and three months.

The Group’s cash and short-term deposits were as follows:

	December 31, 2019	January 31, 2019
	£000	£000
On current account	48,417	26,858
	48,417	26,858

The interest rates for dated deposits were dependent on the rates offered by the Group’s borrowers. The interest rate for short-term deposits is variable dependent on the rates offered by the Group’s banks. During the eleven month period ended December 31, 2019, the banking facilities returned an average rate after fees of 0.02% (year ended January 31, 2019: 0.02%).
The Group’s exposure to interest rate risk is illustrated with regard to the opening and closing cash balances and the difference that an increase or decrease of 1% in interest rates would have made based on the average cash balance of £37.6 million (January 31, 2019: £23.5 million) in the year:

Eleven Months ended December 31, 2019	(1)%	Actual	1%
Interest rate	—	0.02	1.02
Interest received (£000)	—	4	239
Year ended January 31, 2019	(1)%	Actual	1%
Interest rate	—	0.02	1.02
Interest received (£000)	—	4	239

Credit risk
The credit risk with respect to customers is limited as the Group has only a small number of customers, previously being Sarepta and Eurofarma and now solely Eurofarma. The Group had £0.4 million trade receivables outstanding at December 31, 2019, from Sarepta. The remaining receivables of £0.9 million bear no credit risk as these are predominately comprised of tax receivables.

22. Financial instruments (continued)

Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of short-term cash deposits and trade accounts receivable. Cash is held at a variety of financial institutions with strong credit ratings; these cash deposits typically bore minimal credit risk in the year.
Cash balances maintained during the year have been principally held with reputable U.K.-based and U.S.-based banks and building societies. The Group does not believe that this constituted a major credit risk.
As of December 31, 2019, and January 31, 2019, the majority of cash and cash equivalents were placed with HSBC Bank plc.
Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and the availability of funding through an adequate amount of committed credit facilities.
The Group ordinarily finances its activities through cash generated from operating activities, and private and public offerings of equity securities. The Group's operating cash flows together with available cash and cash equivalents are expected to be sufficient to enable the Group to fund its anticipated needs through January 31, 2021. See Note 1 ‘Going concern.’
All of the financial liability categories at each balance sheet date, excluding the financial liabilities on funding arrangements, have maturity dates of less than 12 months from the year end date. Provisions are amounts contingent upon events taking place and the recognition of deferred taxation is dependent upon future profits arising.
Capital management
The primary aim of the Group’s capital management, defined as its share capital and share premium, is to safeguard the Group’s ability to continue as a going concern, to support its programs and maximize shareholder value.
The Group monitors its capital structure and makes adjustments, as and when it is deemed necessary and appropriate to do so, using such methods as the issuing of new ordinary shares and granting of warrants . The capital structure of the Group has come entirely from equity issues.